UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2015

Mallinckrodt public limited company
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Perth House, Millennium Way, Chesterfield, Derbyshire, United Kingdom,		S41 8ND
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	+44.124.626.3051

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 22, 2015, the U.S. Patent and Trademark Office’s (USPTO) Patent Trial and Appeal Board (PTAB) granted requests by Praxair Inc. for an administrative trial proceeding on five U.S. patents related to INOMAX® (nitric oxide) that expire in 2031. This proceeding is known as an inter partes review (IPR). Praxair’s petitions seek USPTO review of certain claims related to INOMAX which cover gas delivery systems and methods of using such systems. This decision by the USPTO to grant an IPR trial is not a final determination on the patentability of these five Mallinckrodt patents.

Previously, on July 29, 2015, the USPTO denied petitions by Praxair for IPR proceedings on four of five additional Mallinckrodt patents for INOMAX expiring in 2029.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mallinckrodt public limited company

September 23, 2015	By:	Kenneth L. Wagner

Name: Kenneth L. Wagner
Title: Vice President and Corporate Secretary